UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2007

Illumina, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30361	33-0804655
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9885 Towne Centre Drive, San Diego, California		92121-1975
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 202-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2007, Illumina, Inc. (the "Company") entered into indemnification agreements with each of its executive officers, including Jay T. Flatley, the Company’s President and Chief Executive Officer, Christian O. Henry, the Company’s Senior Vice President and Chief Financial Officer, Christian G. Cabou, the Company’s Senior Vice President, General Counsel, and Secretary, Arthur L. Holden, the Company’s Senior Vice President of Corporate and Market Development, Tristan B. Orpin, the Company’s Senior Vice President of Commercial Operations, John R. Stuelpnagel, the Company’s Senior Vice President and General Manager, Microarray Business, and Chief Operating Officer, and John West, the Company's Senior Vice President and General Manager, Sequencing Business.

The agreements became effective as of the date the counterparty became a director or employee of the Company. Pursuant to these agreements, the Company agreed to hold harmless and indemnify these officers to the fullest extent authorized or permitted by the Delaware General Corporation Law (the "DGCL"). Pursuant to Section 145 of the DGCL, a corporation generally has the power to indemnify its present and former directors, officers, employees and agents against expenses incurred by them in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in such positions, so long as they acted in good faith and in a manner that they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe their conduct was unlawful.

The Company also agreed to advance expenses incurred by or on behalf of these officers in connection with proceedings for which the Company must indemnify these officers. The term of these indemnification agreements generally continues for so long as the indemnitee is subject to any proceeding by reason of the indemnitee’s being or having been a director, officer, employee, agent or fiduciary of the Company or of any other entity at the Company’s express written request.

The above description of the indemnification agreements is qualified in its entirety by reference to a copy of the form of such agreements, which is filed as exhibit 10.43 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

April 27, 2007	By:	/s/ Christian O. Henry

Name: Christian O. Henry
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.43	Form of Indemnification Agreement